                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.__ )

Filed by the Registrant /X/
Filed by a party other than the Registrant /  /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                       COMMUNITY SAVINGS BANKSHARES, INC.
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1)     Title of each class of securities to which transaction applies:

         (2)     Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)     Proposed maximum aggregate value of transaction:

         (5)     Total fee paid:

/  /     Fee paid previously with preliminary materials.

/  /     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

         (2)     Form, Schedule or Registration Statement No.:

         (3)     Filing Party:

         (4)     Date Filed:

                (Community Savings Bankshares, Inc. Letterhead)

                                                                  April 28, 1999

Dear Shareholder:

     You are cordially invited to attend the first Annual Meeting of Shareholders of Community Savings Bankshares, Inc. (the "Company"). The meeting will be held at The Embassy Suites PGA, 4350 PGA Boulevard, Palm Beach Gardens, Florida on Friday, June 18, 1999, at 1:30 p.m. Eastern Time.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that shareholders may have.

     The formal business to be conducted at the Annual Meeting includes the (i) election of two directors to the Company's Board of Directors, (ii) consideration and approval of the 1999 Stock Option Plan, (iii) consideration and approval of the 1999 Recognition and Retention Plan and Trust Agreement and
(iv) ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending December 31, 1999.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     It is very important that your shares be represented and voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. This year you may vote your shares either by telephone using the instructions on the enclosed proxy card (if this option is available to you), OR by marking, signing, dating and promptly returning your proxy card in the postage-paid envelope provided for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Annual Meeting.

     Your continued support of and interest in the Company is sincerely appreciated.

                                          Sincerely,
                                          /s/ James B. Pittard, Jr.
                                          James B. Pittard, Jr.
                                          President and Chief Executive Officer

                       COMMUNITY SAVINGS BANKSHARES, INC.
                              660 U.S. HIGHWAY ONE
                         NORTH PALM BEACH, FLORIDA 33408
                                 (561) 881-2212

                               -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 18, 1999

                               -----------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Community Savings Bankshares, Inc. (the "Company") will be held at The Embassy Suites PGA, 4350 PGA Boulevard, Palm Beach Gardens, Florida, on Friday, June 18, 1999, at 1:30 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect two (2) directors for a three-year term and until their successors are elected and qualified;

         (2) To consider and approve the adoption of the Company's 1999 Stock Option Plan;

         (3) To consider and approve the adoption of the Company's 1999 Recognition and Retention Plan and Trust Agreement;

         (4) To ratify the appointment by the Board of Directors of Crowe, Chizek and Company LLP as the Company's independent auditors for the year ending December 31, 1999; and

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed April 20, 1999 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                    By Order of the Board of Directors


                                    /s/ Deborah M. Rousseau
                                    ----------------------------------
                                    Deborah M. Rousseau
                                    Vice President and Secretary

North Palm Beach, Florida
April 28, 1999

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY ALSO VOTE BY TELEPHONE FOLLOWING THE INSTRUCTIONS PROVIDED TO YOU. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                       COMMUNITY SAVINGS BANKSHARES, INC.

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 18, 1999

         This Proxy Statement is furnished to holders of common stock, $1.00 par value per share ("Common Stock"), of Community Savings Bankshares, Inc., a Delaware corporation (the "Company"), which is the sole shareholder of Community Savings, F. A. (the "Association"), a federally chartered savings association. At Special Meetings of Members and Shareholders held in December 1998, the Association's members and the shareholders of Community Savings Bankshares, Inc., a federal corporation (the "Mid-Tier Holding Company"), approved an Agreement and Plan of Reorganization whereby the Association became the wholly owned subsidiary of the Company (the "1998 Reorganization"). The 1998 Reorganization was consummated as of December 15, 1998. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at The Embassy Suites PGA, 4350 PGA Boulevard, Palm Beach Gardens, Florida, on Friday, June 18, 1999, at 1:30 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about April 28, 1999.

         Your vote is important. Because many shareholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Most shareholders have a choice of voting by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your broker or other holder of record to see which options are available to you. The telephone voting facilities will close at 5:00 p.m. on June 17, 1999.

         Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (mailed to the attention of Deborah M. Rousseau, Vice President and Secretary, Community Savings Bankshares, Inc., 660 U.S. Highway One, North Palm Beach, Florida 33408); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         The telephone voting procedure is designed to authenticate shareholders by use of a control number and to allow shareholders to confirm that their instructions have been properly recorded.

         The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

                                     VOTING

         Only shareholders of record of the Company at the close of business on April 20, 1999 (the "Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 10,548,884 shares of Common Stock of the Company issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting.

         The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of a majority of the total votes present in person or by proxy at the Annual Meeting is required for approval of the proposal to ratify the appointment of the Company's independent auditors. The affirmative vote of the holders of a majority of the total votes represented at the Annual Meeting, in person or by proxy, is required for the approval of the proposals to approve the 1999 Stock Option Plan and the Recognition and Retention Plan and Trust Agreement (the "1999 Recognition Plan"). Shares represented by a proxy card or telephonic vote which are voted as abstaining on any of the proposals, other than the election of directors, will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Under the rules of the New York Stock Exchange, the proposals for the election of directors and to ratify the selection of Crowe Chizek and Company LLP are considered to be "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes." The proposals to approve the 1999 Stock Option Plan and to approve the 1999 Recognition Plan are considered "non-discretionary." Accordingly, a brokerage firm may not vote upon these matters without instructions from beneficial owners and for which there may be broker non-votes. A broker non-vote will have the same effect as a vote against the proposals to approve the 1999 Stock Option Plan and the 1999 Recognition Plan.

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                  WHOSE TERMS CONTINUE, AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified.

         No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, and all nominees currently serve as directors of the Company. There are no arrangements or understandings between the nominees and any other person pursuant to which such nominee was elected.

         Unless otherwise directed, each proxy executed and returned by a shareholder will be voted FOR the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why either of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director and each director whose term continues, including his tenure as a director of the Company.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2002


                                              Position with the Company and the
                                             Association and Principal Occupation
                                                     During the                          Director
       Name                         Age(1)         Past Five Years                       Since (2)
       ----                         ------         ---------------                       ---------
James B. Pittard, Jr.                52      Director, President and Chief                  1993
                                             Executive Officer; President and
                                             Chief Executive Officer of the
                                             Association since 1993; from 1982
                                             to 1993 served as Senior Vice
                                             President and Treasurer of the
                                             Association.

                                              Position with the Company and the
                                             Association and Principal Occupation
                                                     During the                          Director
       Name                         Age(1)         Past Five Years                       Since (2)
       ----                         ------         ---------------                       ---------
Robert F. Cromwell                   80      Director; Chairman Emeritus of the             1955
                                             Association; Retired; served as
                                             Chairman of the Board of the
                                             Association from 1983 to 1993.



    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR
                                    DIRECTOR.


             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                      DIRECTORS WITH TERMS EXPIRING IN 2000


                                              Position with the Company and the
                                             Association and Principal Occupation
                                                     During the                          Director
       Name                         Age(1)         Past Five Years                       Since (2)
       ----                         ------         ---------------                       ---------
Karl D. Griffin                     70      Director; Secretary Emeritus of the              1955
                                            Association; President of Kirklington
                                            Park, Inc., a commercial real estate
                                            leasing company located in Riviera
                                            Beach, Florida; President of Smith &
                                            Yetter, Inc. from 1961 until 1994.

Harold I. Stevenson, CPA            63      Director; from 1987 through 1993,                1987
                                            served as President of Harold I.
                                            Stevenson, CPA, PA; since 1994, self-
                                            employed, Palm Beach Gardens,
                                            Florida and Rising Fawn, Georgia.


                      DIRECTORS WITH TERMS EXPIRING IN 2001


                                              Position with the Company and the
                                             Association and Principal Occupation
                                                     During the                          Director
       Name                         Age(1)         Past Five Years                       Since (2)
       ----                         ------         ---------------                       ---------
Forest C. Beaty, Jr.                69        Director; Retired; consultant;                 1977
                                              majority stockholder of FMS, Inc.,
                                              a holding company based in Lake
                                              Park, Florida which owns retail
                                              clothing stores.

                                              Position with the Company and the
                                             Association and Principal Occupation
                                                     During the                          Director
       Name                         Age(1)         Past Five Years                       Since (2)
       ----                         ------         ---------------                       ---------
Frederick A. Teed                   70        Chairman; Retired; previously                  1964
                                              President and Chief Executive
                                              Officer of the Association from 1983
                                              to 1992.

----------

(1)  As of the Voting Record Date.
(2)  Includes period served as director of the Association.

SHAREHOLDER NOMINATIONS

         Article IV, Section 4.15 of the Company's Bylaws ("Bylaws") governs the nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the Board, to be made at a meeting of shareholders called for the election of directors, and only by a shareholder who has complied with the notice provisions in that section. Shareholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a shareholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company in connection with the immediately preceding annual meeting of shareholders of the Company. Each written notice of a shareholder nomination is required to set forth certain information specified by Bylaws. Because this is the first Annual Meeting, any such nomination by a shareholder must have been delivered or received no later than the close of business on December 15, 1998. No such nominations by shareholders were received.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARDS OF THE COMPANY AND
ASSOCIATION

        The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. Regular meetings of the Board of Directors of the Company are held on a quarterly basis and special meetings of the Board of Directors of the Company are held from time-to-time as needed. There were only eight meetings of the Board of Directors of the Company held during fiscal 1998 because the Company was not organized until August 1998. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during fiscal 1998 and the total number of meetings held by all committees of the Board on which the director served during such year.

        The Board of Directors of the Company has established various committees, including Nominating, Stock Benefits and Audit Committees.

        The Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, all Directors except President Pittard, although he is invited to the meeting by the Committee, serve as members of this Committee. The Audit Committee did not meet during fiscal 1998 since the 1998 Reorganization was consummated in mid- December 1998.

        The Stock Benefits Committee consists of the non-employee Directors of the Company and is chaired by Mr. Stevenson. The Stock Benefits Committee has exclusive responsibility and authority to control and manage the operation and administration of the Association's Employee Stock Ownership Plan ("ESOP"), including the interpretation and application of its provisions, except to the extent such responsibility and authority are otherwise specifically allocated. In addition, the Committee has exclusive responsibility regarding decisions concerning the payment of benefits under the ESOP. The Stock Benefits Committee also has exclusive responsibility for determining the award of options to employees under the 1995 Stock Option Plan ("1995 Option Plan") and restricted stock awards to employees under the 1995 Recognition and Retention Plan for Employees and Outside Directors (the "1995 RRP"), and are responsible for administration of such plans. The Stock Benefits Committee met once during fiscal 1998.

        In accordance with the Bylaws, the Board of Directors acts as the Nominating Committee. The Board did not meet in such capacity in fiscal 1998 but met subsequent to December 31, 1998 to nominate the persons listed herein as the Board's nominees.

         The Board of Directors of the Association met 20 times during fiscal 1998. In addition, the Board of Directors of the Association has established various committees including a Compensation Committee. The Compensation Committee of the Association meets monthly to review the performance of employees (other than officers) and determines compensation programs and adjustments. The entire Board of Directors ratifies the recommendations of the Compensation Committee with respect to officers other than Mr. Pittard (who is a member of the Committee) whose compensation is established by the Board. The Compensation Committee was comprised of Larry J. Baker, Cecil F. Howard, Jr., Feriel G. Hughes, Mary L. Kaminske, James B. Pittard, Jr. and Michael E. Reinhardt. The Compensation Committee met 12 times during fiscal 1998.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The following table sets forth certain information with respect to the executive officers of the Company and the Association who are not directors.


      Name                          Age (1)                           Position(s)
      ----                          -------                           -----------
Larry J. Baker, CPA                  59           Senior Vice President, Chief Financial Officer, Treasurer
                                                      and Director of the Association's Finance Division
Cecil F. Howard, Jr.                 61           Senior Vice President and Director of the Association's
                                                      Lending Division
Feriel G. Hughes                     49           Senior Vice President and Director of the Association's
                                                      Human Resources, Marketing and Training Division
Mary L. Kaminske                     61           Senior Vice President and Director of the Association's
                                                      Operations Division
Michael E. Reinhardt                 53           Senior Vice President and Director of the Association's
                                                      Properties and Insurance Division

--------------
(1)  As of the Voting Record Date.

        Set forth below is a brief description of the background for at least the last five years of each executive officer of the Company and the Association who is not a director of the Company.

        LARRY J. BAKER, CPA is Senior Vice President, Chief Financial Officer and Treasurer of the Company and the Association and Director of the Finance Division of the Association. Mr. Baker has been employed by the Association since 1982 and has served as Senior Vice President since 1995, and Treasurer of the Association since 1993. Mr. Baker has served in various other positions with the Association including Controller from 1982 until 1996 and Vice President from 1987 to 1994.

        CECIL F. HOWARD, JR. is Senior Vice President of the Company and the Association and has been Director of the Lending Division and Chief Lending Officer of the Association since 1987 (except for the period from October 1994 until January 1995 during which time he served as President of First Federal Savings and Loan Association of Florida, Lakeland, Florida).

        FERIEL G. HUGHES is Senior Vice President of the Company and the Association and Director of the Human Resources, Marketing and Training Division of the Association. Ms. Hughes joined the Association in March 1997 and became Senior Vice President in September 1997. She previously served as a sales consultant with the national firm of Schneider Sales Management, from February 1995 to March 1997, Human Resources Director of Brooklyn Bow International, Riviera Beach, Florida, from October 1994 to September 1996 and as Director of Sales and Marketing of Flagler National Bank, West Palm Beach, Florida from August 1986 until March 1994.

        MARY L. KAMINSKE is Senior Vice President of the Company and the Association and Director of the Operations Division of the Association, which includes oversight of the Association's branch office network. Ms. Kaminske has been employed by the Association since 1969 in various positions including serving as Vice President from 1987 until 1996 and as Senior Vice President since January 1996.

        MICHAEL E. REINHARDT is Senior Vice President of the Company and the Association and Director of the Properties and Insurance Division of the Association. Mr. Reinhardt was first employed by the Association in 1973 serving in various positions, including as Vice President from 1987 to 1996 and as Senior Vice President since January 1997.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Association to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date, (ii) each director of the Company, (iii) certain executive officers of the Company and (iv) all directors and executive officers of the Company as a group.

                                                     Amount and Nature of Beneficial
Name of Beneficial Owner or                                  Ownership as of                  Percent of
Number of Persons in Group                           April 20, 1999 (1)(2)(3)(4)(5)          Common Stock
--------------------------                           ------------------------------          ------------
Community Savings, F. A.                                      793,451(6)                         7.5%
Employee Stock Ownership Plan
660 U.S. Highway One
North Palm Beach, Florida 33408

Capital Guardian Trust Company                              1,037,300(7)                         9.8%
Capital International, Inc.
11100 Santa Monica Boulevard
Los Angeles, California 90025-3384

DIRECTORS:
Frederick A. Teed                                              44,402                              *
James B. Pittard, Jr.                                          56,898(8)                           *
Forest C. Beaty, Jr.                                           45,414(9)                           *
Robert F. Cromwell                                             49,491                              *
Karl D. Griffin                                                45,196(10)                          *
Harold I. Stevenson, CPA                                       39,824(11)                          *

EXECUTIVE OFFICERS:
Larry J. Baker, CPA                                            39,145(12)                          *
Cecil F. Howard, Jr.                                           19,860(13)                          *
Feriel G. Hughes                                                  716(14)                          *
Mary L. Kaminske                                               29,787(15)                          *
Michael E. Reinhardt                                           30,630(16)                          *

All directors and executive officers as a                     401,361(17)                        3.8%
 group (11 persons)

----------
*        Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals and entities. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                         (footnotes continued on following page)

(2) For shares, grants and options owned or made, as the case may be, prior to December 15, 1998, the data presented reflects an adjustment made in order to account for the share exchange ratio applied in connection with the 1998 Reorganization. In connection with the consummation of the 1998 Reorganization, as of December 15, 1998, the Mid-Tier Holding Company's common stock was exchanged for the Company's Common Stock pursuant to a ratio of 2.0445 shares of the Company's Common Stock for each one (1) share of the Mid-Tier Holding Company's common stock (the "Exchange Ratio") (except for the Mid-Tier Holding Company common stock owned by the MHC, which was canceled).

(3) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(4)      Includes amounts totaling 9,710, 9,075, 9,710, 9,710, 9,710, 7,768,
         8,381, 2,040, 11,755 and 11,651 shares awarded pursuant to the 1995 RRP granted to Messrs. Teed, Pittard, Beaty, Cromwell, Griffin, Stevenson, Baker, Howard and Reinhardt and Ms. Kaminske, respectively. Such shares may be voted by such persons although not all of such shares have vested and been distributed. The awards vest at the rate of 20% per year from the date of grant (January 1995 except with respect to Mr. Howard whose grant was made in January 1997).

(5)      Includes shares totaling 19,381, 37,782, 19,381, 19,381, 19,381,
         19,381, 16,356, 6,132, 12,591 and 12,429 which may be acquired upon the exercise of options exercisable within 60 days of the Voting Record Date granted to Messrs. Teed, Pittard, Beaty, Cromwell, Griffin, Stevenson, Baker, Howard, Reinhardt and Ms. Kaminske, respectively, pursuant to the 1995 Option Plan.

(6) Does not include 22,941 shares allocated to or deemed beneficially owned pursuant to the ESOP by the executive officers, or such officers' spouses, as the case may be, listed below, which shares are reflected in such individuals' beneficial ownership.

(7) Reflects shares held by Capital Guardian Trust Company (729,160) and Capital International, Inc. (308,140). Capital Guardian Trust Company is a Bank (as defined under Section 3(a)6 of the Exchange Act) and is wholly owned by The Capital Group Companies, Inc. Capital International Research and Management, Inc., dba Capital International, Inc., is an Investment Advisor registered under Section 203 of the Investment Advisor Act of 1940 and is a wholly owned subsidiary of Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. Neither Capital Guardian Trust Company nor Capital International, Inc. owns shares for its own account. The shares are deemed to be beneficially owned by them in their capacities as investment manager and investment advisor, respectively, for various investment companies and/or institutional accounts, as the case may be.

(8) Includes 1,118 shares allocated to Mr. Pittard's wife, a former employee of the Association, pursuant to the Association's ESOP, 116 shares owned by Mr. Pittard's children, 3,740 shares allocated to Mr. Pittard pursuant to the ESOP and 11,117 shares owned jointly with Mr. Pittard's wife (of which 6,050 of such shares are included in the shares granted to Mr. Pittard pursuant to the 1995 RRP as noted above).

(9) Includes 9,322 shares owned jointly with Mr. Beaty's wife and 1,500 shares owned by Mr. Beaty's wife.

                                         (footnotes continued on following page)

(10) Includes 7,156 shares owned jointly with Mr. Griffin's wife and 4,476 shares owned by Mr. Griffin's wife.

(11) Includes 5,111 shares owned by Mr. Stevenson's wife and 5,826 shares held jointly with Mr. Stevenson's wife, (all of such 5,826 shares are included in the shares granted to Mr. Stevenson pursuant to the 1995 RRP as noted above).

(12)     Includes 4,377 shares allocated to Mr. Baker pursuant to the ESOP.

(13) Includes 6,049 shares allocated to Mr. Howard pursuant to the ESOP and 196 shares owned by Mr. Howard's wife through her IRA.

(14)     Includes 616 shares allocated to Ms. Hughes pursuant to the ESOP.

(15) Includes 8,788 shares owned jointly with Ms. Kaminske's husband and 3,338 shares allocated to her pursuant to the ESOP.

(16) Includes 11,985 shares owned jointly with Mr. Reinhardt's wife (of which 9,404 of such shares are included in the shares granted to Mr. Reinhardt pursuant to the 1995 RRP as noted above) and 3,703 shares allocated to Mr. Reinhardt pursuant to the ESOP.

(17) Includes 89,510 shares held by the RRP, which may be voted by directors and executive officers pending vesting and distribution, 22,941 shares allocated to executive officers and their spouses, as the case may be, pursuant to the ESOP and 182,195 shares which may be acquired by directors and executive officers upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Association for services rendered in all capacities during the past three years to the Chief Executive Officer and the two other officers of the Association and its subsidiaries whose compensation (salary and bonus) during the fiscal year ended December 31, 1998 exceeded $100,000. The Association changed its fiscal year from September 30 to December 31 subsequent to September 30, 1996. Accordingly, amounts for fiscal 1996 have been restated to be consistent with fiscal 1998. Said officers, who also serve as executive officers of the Company, do not receive separate compensation from the Company.

                                                          Annual Compensation         Long-Term Compensation
                                                          -------------------         ----------------------
                                                                                                Awards
                                                                      Other           ----------------------
     Name and                        Fiscal                           Annual                                          All Other
Principal Position                    Year      Salary     Bonus  Compensation(1)  Stock Grants(2)   Options(2)    Compensation(3)
------------------                    ----      ------     -----  ---------------  ---------------   ----------    ---------------
James B. Pittard, Jr.                 1998     $228,053     $--       $10,500         $   --           $    --         $16,496
    President and Chief               1997      205,754      --        10,500             --                --          30,238
    Executive Officer                 1996      194,334      --        10,500             --                --          22,345

Larry J. Baker                        1998     $116,337     $--       $    --         $   --           $    --         $15,097
    Senior Vice President,            1997      100,596      --            --             --                --          18,487
    Chief Financial Officer and       1996       94,860      --            --             --                --          13,583
    Treasurer and Director of
    the Association's Finance
    Division

Cecil F. Howard, Jr.                  1998     $152,189     $--       $    --         $   --           $    --         $11,466
    Senior Vice President and         1997      144,131      --            --          2,040            18,972          26,543
    Chief Lending Officer and         1996      133,579      --            --             --                --          19,552
    Director of the Association's
    Lending Division

----------
(1) Includes director fees paid for attendance at Board meetings of the Company and its subsidiaries. Does not include amounts attributable to miscellaneous benefits received by executive officers. In the opinion of management of the Association, the costs to the Association of providing such benefits to any individual

                                              (Footnotes continued on next page)
         executive officer during the year ended December 31, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) For shares, grants and options owned or made, as the case may be, prior to December 15, 1998, the data presented reflects an adjustment made in order to account for the Exchange Ratio resulting from the 1998 Reorganization.

(3) Represents amounts allocated during the years ended December 31, 1998, 1997 and 1996 on behalf of Messrs. Pittard, Baker and Howard pursuant to the ESOP.

DIRECTOR COMPENSATION

         BOARD FEES. During the year ended December 31, 1998, each member of the Board of Directors of the Company and its subsidiaries received a monthly meeting fee of $1,750, except Mr. Pittard who received $875 per monthly meeting. As of February 1999, the Chairman of the Company and its subsidiaries receives $3,000 per month, each outside director receives $2,000 per month and Mr. Pittard receives $1,000 per month.

         STOCK OPTIONS. Pursuant to the 1995 Option Plan each non-employee director of the Association was granted in January 1995 a compensatory stock option to purchase 11,850 shares of Common Stock. Pursuant to the Exchange Ratio utilized in the 1998 Reorganization each director now has an option to purchase 24,227 Shares of Common Stock. Each new non-employee director will receive an option to purchase 409 shares of Common Stock upon election to the Board, to the extent shares are available in the 1995 Option Plan. Options granted to non-employee directors vest at the rate of 20% per year from the date of grant.

         RESTRICTED STOCK AWARDS. Pursuant to the 1995 RRP, each non-employee director of the Association was granted 4,750 shares of restricted stock, which grant now represents 9,711 shares (assuming that previously vested shares have not been paid) after giving effect to the Exchange Ratio. Each new non-employee director will receive an award of 204 shares of Common Stock upon election to the Board, to the extent shares are available in the 1995 RRP. The restricted stock granted pursuant to the 1995 RRP vests at the rate of 20% per year from the date of grant.

STOCK OPTIONS

         The following table sets forth certain information concerning exercises of stock options granted pursuant to the 1995 Option Plan by the named executive officers during the fiscal year ended December 31, 1998 and options held at December 31, 1998. No options were granted to the named executive officers during fiscal 1998.


                                                                                                Value of Unexercised in the
                                                              Number of Unexercised            Money Options at Fiscal Year
                                                              Options at Year End(1)                      End(2)
                                                              ----------------------           ----------------------------
                              Shares
                             Acquired
                                on             Value
Name                         Exercise         Realized       Exercisable    Unexercisable      Exercisable     Unexercisable
----                         --------         --------       -----------    -------------      -----------     -------------
James B. Pittard, Jr.         10,631          $117,000          23,225          29,114          $123,302          $154,566
Cecil F. Howard, Jr.               0          $      0           3,066          12,267          $  4,443          $ 17,775
Larry J. Baker                     0          $      0          12,267           8,178          $ 65,126          $ 43,417

----------
(1)      Reflects application of the Exchange Ratio.
(2) Based on a per share market price of $10.75 at December 31, 1998 after applying the Exchange Ratio.

DEFINED BENEFIT PLAN

         The Association maintains a noncontributory defined benefit plan (the "Retirement Plan"). All employees age 21 or older who have worked at the Association for a period of one year and been credited with at least 1,000 hours of employment with the Association during the year can accrue benefits under the Retirement Plan. The Association annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         At the normal retirement age of 65 (or completion of 30 years of service with the Association, if earlier), the plan is designed to provide a life annuity. The retirement benefit provided is an amount equal to 1.75% of a participant's average monthly compensation based on the average of the three consecutive years during the last 10 calendar years of employment which provides the highest monthly average compensation multiplied by the participant's years of credited service (not to exceed 35 years) to the normal retirement date. Retirement benefits are also payable upon retirement due to early and late retirement. A reduced benefit is payable upon early retirement at or after age 55 and the completion of fifteen years of service with the Association. Benefits are also paid from the Retirement Plan upon a Participant's disability or death. Upon termination of employment other than as specified above, a participant who was employed by the Association for a minimum of two years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms as well as in the form of a single lump sum payment. Participants whose vested benefit upon termination is less than $3,500 will normally receive their benefit in a single lump sum payment.

         The following table sets forth estimated annual benefits payable upon retirement at age 65 to the named executive officers under the Association's Retirement Plan based upon various levels of compensation and years of service.

Final Average
 Compensation                       Years of Benefit Service at Retirement
-------------     ---------------------------------------------------------------------------
                     15               20               25               30               35
                     --               --               --               --               --
$ 25,000          $ 6,563          $ 8,750          $10,938          $13,125          $15,313
  50,000           13,125           17,500           21,875           26,250           30,625
  75,000           19,688           26,250           32,813           39,375           45,938
 100,000           26,250           35,000           43,750           52,500           61,250
 125,000           32,813           43,750           54,688           65,625           76,563
 150,000           39,375           52,500           65,625           78,750           91,875
 160,000           42,000           56,000           70,000           84,000           98,000
and above

         The maximum annual compensation which may be taken into account under the Internal Revenue Code (as adjusted from time to time by the Internal Revenue Service ("IRS")) for calculating contributions under qualified defined benefit plans after December 31, 1998 is $160,000 and the maximum annual benefit permitted under such plans is $130,000.

         At December 31, 1998, Messrs. Pittard, Howard and Baker had 17, 11 and 16 years of credited service, respectively, under the Retirement Plan.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Association has established an ESOP for employees age 21 or older who have at least one year of credited service with the Association. The ESOP is funded by the Association's contributions made in cash (which primarily will be invested in Common Stock) or Common Stock. Benefits may be paid either in shares of Common Stock or, to the extent permitted, in cash.

         In October 1994, the ESOP borrowed $2.8 million from an unaffiliated lender to purchase 190,388 shares of Association common stock in the open market (which was deemed exchanged for Mid-Tier Holding Company common stock as a result of the Mid-Tier Reorganization). The Association makes scheduled discretionary cash contributions to the ESOP sufficient to amortize the principal and interest on the loan, which has a maturity of seven years. During 1998, the Mid-Tier Holding Company loaned sufficient funds to the ESOP to permit the ESOP to repay the loan to the unaffiliated lender. The terms of the loan to ESOP from the Company are similar to those of the loan from the unaffiliated lender. In connection with the 1998 Reorganization, the ESOP borrowed funds from the Company to purchase 437,652 shares of the Company's Common Stock. Collateral for the loan is the Company's Common Stock purchased by the ESOP with the loan proceeds. The two loans will be repaid principally from the Association's contributions to the ESOP over a period of 3 and 15 years, respectively. The loans bear fixed interest rates of 8.50% and 7.75%, respectively. Shares purchased by the ESOP using the loan proceeds are held in a loan expense account and released on a pro rata basis as debt service payments are made. The Mid-Tier Holding Company common stock held by the ESOP prior to the 1998 Reorganization was converted into Company Common Stock pursuant to the Exchange Ratio.

         The Association may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual shareholders, upon the original issuance of additional shares by the Association or upon the sale of treasury shares by the Association. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Association. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

         Shares purchased by the ESOP with the proceeds of the loan are held in a loan suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Association might otherwise have contributed to the ESOP. Benefits generally vest at the rate of 20% per year beginning in the second year of participation until the participant becomes 100% vested after six years of credited service. Benefits may be payable upon retirement, early retirement, disability or separation from service. The Association's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         The Stock Benefits Committee of the Board administers the ESOP and an unaffiliated financial institution has been appointed to act as trustee of the related trust. The Stock Benefits Committee may instruct the trustee regarding investment of funds contributed to the ESOP. Under the ESOP, the trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP trustee after considering the recommendation of the Stock Benefits Committee.

         The ESOP is subject to the requirements of ERISA and the regulations of the IRS and the Department of Labor thereunder.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The Association maintains a non-qualified supplemental executive retirement plan ("SERP") for certain executives and former executives (including Messrs. Teed, Pittard, Baker and Howard) of the Association to compensate those executives participating in the Association's Retirement Plan whose benefits are limited by Section 415 or Section 401(a)(17) of the Internal Revenue Code. As of December 31, 1998, there were four executive officers participating in the SERP. The SERP provides the designated executives with retirement benefits generally equal to the difference between (i) seventy-five percent (75%) of the executive's compensation and (ii) the sum of the executive's retirement benefit under the Association's Retirement Plan and the executive's social security benefits. Benefits under the SERP vest on normal retirement age (age 65). If an executive remains employed with the Association after normal retirement age, the executive will receive retirement benefits, actuarially adjusted to reflect the executive's later retirement. Retirement benefits will be payable to the executive in the form of a quarterly benefit for fifteen consecutive years. Death benefits are payable to an executive's beneficiary only if the executive survives to retirement from the Association. Benefits will be paid to the beneficiary until the executive and the beneficiary have received a total of sixty quarterly payments.

         The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of the Association. However, the Association has chosen to purchase life insurance contracts to ensure that sufficient assets will be available to pay the benefits under the SERP.

         The benefits paid under the SERP supplement the benefits paid by the Retirement Plan. The following table indicates the expected aggregate annual retirement benefit payable from the SERP to SERP participants, expressed in the form of a single-life annuity for the final average salary and years of service specified below.

Final Average                                  Years of Service and
  Compensation                            Benefit Payable at Retirement
--------------    --------------------------------------------------------------------------------
                     15                20                25                30                35
                     --                --                --                --                --
$100,000          $ 32,636          $ 23,886          $ 15,136          $  6,386          $     --
 125,000            44,824            33,886            22,949            12,011             1,074
 150,000            57,011            43,886            30,761            17,636             4,522
 175,000            73,136            59,136            45,136            31,136            17,136
 200,000            91,886            77,886            63,888            49,886            35,886
 225,000           110,636            96,636            82,636            68,636            54,636
 250,000           129,588           115,588           101,588            87,588            73,588
 275,000           148,338           134,338           120,338           106,338            92,338
 300,000           167,088           153,088           139,088           125,088           111,088

         Messrs. Pittard, Howard and Baker have 17, 11 and 16 years, respectively, of credited service under the SERP. The Association's pension cost attributable to the SERP was $76,000 for the year ended December 31, 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Executive compensation philosophy, policies, levels and programs are the responsibility of the full Board of Directors. Mr. Pittard, who serves as President and Chief Executive Officer, as well as a director of the Company and the Association, does not participate in the Board's determination of compensation for the President and Chief Executive Officer. In addition, Mr. Teed, currently Chairman of the Board, served as President and Chief Executive Officer of the Association from 1983 to 1993. The report of the committee with respect to compensation for the Chief Executive Officer and certain executive officers is set forth below.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to its Chief Executive Officer and certain other executive officers of the Association (since such persons do not receive compensation for service as officers of the Company). The disclosure requirements for the Chief Executive Officer and such other executive officers include the use of various tables as well as a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Board of Directors has prepared the following report for inclusion in this proxy statement.

         The Board of Directors (excluding Mr. Pittard as Chief Executive Officer) annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. With respect to all positions within the organization with the exception of the Chief Executive Officer, the Association uses a formal quantitative system of job evaluation. In determining whether the base salary of the Chief Executive Officer should be increased, the Board of Directors takes into account individual performance, performance of the Association, the size of the Association and the complexity of its operations, and information regarding compensation paid to executives performing similar duties for financial institutions in the Association's market area.

         While the Board of Directors does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability, capital position and income level, and return on tangible equity as factors in setting the compensation of the Chief Executive Officer. Other non-quantitative factors considered by the Board of Directors in fiscal 1998 included general management oversight of the Association, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Board of Directors considers the Association's standing with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Board of Directors, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer.

         Based upon the above factors, the Board of Directors increased Mr. Pittard's base salary by approximately $36,000 or 17.7% to $241,000 for 1998. The Board of Directors provided for an average 17.9% salary increase for the five other Senior Executive Officers. No officer participates in the review of his or her respective compensation.

                                    THE BOARD OF DIRECTORS
                                    (EXCLUDING MR. PITTARD)
                                    -----------------------

                                    Frederick A. Teed
                                    Forest C. Beaty, Jr.
                                    Robert F. Cromwell
                                    Karl D. Griffin
                                    Harold I. Stevenson, CPA

PERFORMANCE GRAPH

         The following graph compares the cumulative total return on the Common Stock since the Company's initial public offering of common stock in December 1998 with (i) the yearly cumulative total return on the stocks included in the SNL Thrift Index; (ii) the yearly cumulative total return on the stocks indexed in the SNL $500 Million to $1 Billion Thrift Index; and (iii) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies). All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable period.


                                    [GRAPH]



                                                                           PERIOD ENDING
                                             =========================================================================
INDEX                                             12/15/98    12/18/98    12/22/98    12/24/98    12/28/98    12/31/98
======================================================================================================================
Community Savings Bankshares, Inc.                 100.00      104.66      104.66      104.66      104.05      104.66
NASDAQ - Total US                                  100.00      103.60      105.20      107.35      108.12      108.86
SNL Thrift Index                                   100.00      103.81      102.95      103.22      103.42      108.08
SNL $500M - $1B Thrift Index                       100.00      101.02      100.02       99.75       99.73      101.73


         The graph represents $100 invested in the Company's initial public offering of common stock issued on December 15, 1998 at $10.00 per share. On September 30, 1997, the Association undertook the Mid-Tier Reorganization pursuant to which it became the wholly owned subsidiary of the Mid-Tier Holding Company, which was, in turn, the majority owned subsidiary of ComFed, M. H. C. In connection with the Mid-Tier Reorganization, the Association's common stock was exchanged on a one-for-one basis with the Mid-Tier Holding Company's common stock. In connection with the consummation of the 1998 Reorganization, as of December 15, 1998, the Mid-Tier Holding Company's common stock was exchanged for the Company's Common Stock pursuant to the Exchange Ratio resulting in 2.0445 shares of Common Stock being issued in exchange for each share of Mid-Tier Holding Company Common Stock. The SNL Thrift Index and SNL $500 million to $1.0 billion Thrift Index are indices created by SNL Securities, L.P., Charlottesville, Virginia, a nationally recognized analyst of financial institutions.

INDEBTEDNESS OF MANAGEMENT AND AFFILIATED TRANSACTIONS

         In accordance and in compliance with applicable federal laws and regulations, the Association offers mortgage loans to its directors, officers and full-time employees for the financing of their primary residences and certain other loans. Currently, except as described below all existing loans made by the Association to its executive officers and directors and their associates were made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. In accordance with applicable regulations, the Association extends residential first mortgage loans to its officers secured by their primary residence pursuant to a benefit program that is widely available to employees of the Association who have provided service to the Association for at least one year and does not give preference to any officer over other employees of the Association. Under the terms of such loans, the interest on adjustable-rate loans is 0.50% below that charged on similar loans to non-employees and certain fees and charges, such as private mortgage insurance, are waived.

         All transactions between the Company and/or the Association and their respective executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to the Company or the Association, as the case may be, than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of independent outside directors of the Company, or the Association, as the case may be, not having any interest in the transaction.


                  PROPOSAL TO ADOPT THE 1999 STOCK OPTION PLAN

GENERAL

         On February 25, 1999, the Board of Directors adopted the 1999 Stock Option Plan which is designed to attract and retain qualified officers and other employees, provide officers and other employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward officers and other employees for outstanding performance. The 1999 Stock Option Plan provides for the grant of incentive stock options ("incentive stock options") intended to comply with the requirements of Section 422 of the Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified options, together, the "options"). The Board of Directors believes that the 1999 Stock Option Plan is necessary because only options to purchase 1,096 shares remain available to be granted under the 1995 Plan and it will continue to motivate Company employees to perform well. Accordingly, the Board of Directors believes that the 1999 Stock Option Plan is in the best interest of the Company and its shareholders. If shareholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company and the Association with an exercise price equal to the fair market value of the Common Stock on the date of grant.

DESCRIPTION OF THE 1999 STOCK OPTION PLAN

         The following description of the 1999 Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the 1999 Stock Option Plan, a copy of which is attached hereto as Appendix A.

         Administration. The 1999 Stock Option Plan will be administered and interpreted by the Stock Benefits Committee of the Board of Directors ("Committee") that is comprised solely of the non-employee directors of the Company.

         Stock Options. Under the 1999 Stock Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. The per share exercise price of both an incentive stock and a compensatory option shall at least equal the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to employees who are 5% shareholders).

         All options granted to participants under the 1999 Stock Option Plan shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company is terminated for any reason other than his death or disability. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death or disability. In addition, all stock options will become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company due to retirement or as the result of a change in control of the Company if, as of such date of retirement or change in control of the Company: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the 1999 Stock Option Plan providing for such treatment has been approved by the shareholders of the Company at a meeting of shareholders held more than one year after the consummation of the 1998 Reorganization.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the optionee's employment terminates (three years after termination of service in the case of non-employee directors), unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted, (i) if an optionee terminates his employment or service with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have three years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one year period following his death. In no event shall any option be exercisable more than ten years from the date it was granted.

         Stock options are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, shall be exercisable only by such optionee or his guardian or legal representative. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         Payment for shares purchased upon the exercise of options may be made
(i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or
(iii) if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price of the shares being acquired pursuant to the option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. With respect to subclause (iii) in the preceding sentence, the shares of Common Stock delivered to pay the purchase price must have either been (a) purchased in open market transactions or (b) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

         If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the Option, which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (i) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (ii) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares. In addition, an optionee can elect, with the Committee's concurrence, to defer the delivery of the proceeds of the exercise of any compensatory option not transferred under the terms of the 1999 Stock Option Plan. Such deferral must comply with the provisions of the 1999 Stock Option Plan and other rules and regulations as may be established by the Committee.

         Stock Appreciation Rights. Under the 1999 Stock Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock, or a combination thereof, in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares. Stock appreciation rights may be granted concurrently with the stock options to which they relate or, with respect to compensatory options, at any time thereafter which is prior to the exercise or expiration of such options. The proceeds of the exercise of a stock appreciation right may also be deferred as provided by the provisions of the 1999 Stock Option Plan.

         Number of Shares Covered by the 1999 Stock Option Plan. A total of 547,065 shares of Common Stock, which is equal to 10% of the Common Stock sold in the Offering, has been reserved for future issuance pursuant to the 1999 Stock Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of Common Stock under the 1999 Stock Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment. The 1999 Stock Option Plan provides that grants to each employee and non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the 1999 Stock Option Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the 1999 Stock Option Plan.

         Amendment and Termination of the 1999 Stock Option Plan. Unless sooner terminated, the 1999 Stock Option Plan shall continue in effect for a period of ten years from February 25, 1999, the date the 1999 Stock Option Plan was adopted by the Board of Directors. Termination of the 1999 Stock Option Plan shall not affect any previously granted Awards.

         Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

         Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

         Treasury regulations provide that compensation attributable to a stock option or stock appreciation right is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option or stock appreciation right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

         The 1999 Stock Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and stock appreciation rights granted under the 1999 Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeded $1.0 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the shareholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         Accounting Treatment. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

         Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the 1999 Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected. However, the FASB has recently proposed further amendments to the operation of APB Opinion No. 25 to, among other things, limit the applicability of APB Opinion No. 25 to grants to employees. Thus, grants to non-employee directors would be required to be accounted for under the provisions of SFAS No. 123. Neither the likelihood of such amendments or the timing of such amendments can be predicted at this time.

         Shareholder Approval. No awards will be granted under the 1999 Stock Option Plan unless the 1999 Stock Option Plan is approved by shareholders. Shareholder ratification of the 1999 Stock Option Plan will also satisfy The Nasdaq Stock Market listing, federal tax, and requirements of the Office of Thrift Supervision ("OTS").

         Awards to be Granted. The Board of Directors of the Company adopted the 1999 Stock Option Plan and the Committee established thereunder intends to grant options to executive officers, employees and non-employee directors of the Company and the Association. The initial grants shall be effective upon shareholder approval of the 1999 Stock Option Plan with a per share exercise price equal to the fair market value of a share of Common Stock on such date. The following table sets forth certain information with respect to such grants.

    Name of Individual or Number of                                                 Number of Shares Subject to Stock
           Persons in Group                              Title                                  Options
------------------------------------    ------------------------------------        ---------------------------------
James B. Pittard, Jr.                   President and Chief Executive                            56,206
                                            Officer

Larry J. Baker                          Senior Vice President, Chief                             29,092
                                            Financial Officer and Treasurer

Cecil F. Howard, Jr.                    Senior Vice President                                    23,570

All executive officers as a group                                                               177,283
(six persons)

All non-employee directors as                                                                   136,766 (1)
   a group (five persons)

----------
(1) Each non-employee director will receive an option covering 27,353 shares.

         The terms of the initial options granted to all recipients shall provide that they will be vested and exercisable 20% per year over a five-year period commencing on the first anniversary of the date of grant.

         The Committee is also considering awarding options to certain non-executive officers and key employees of the Association.

         On April 19, 1999, the closing price of a share of Common Stock on the Nasdaq Stock Market was $12.50.

         Regulatory Requirements. The 1999 Stock Option Plan and the 1999 Recognition Plan (the "Plans") comply with applicable OTS regulations and are required to be submitted to the OTS after approval by shareholders. No assurance can be given as to whether the OTS will raise any objections to the Plans as presented to shareholders or whether the OTS may require modifications to be made to the Plans. A vote for approval of the Plans shall be deemed to be a vote for approval of the Plans as the same may be required to be modified by the OTS, provided that the change is not material as determined by the Company. The Company will not make any modification to the Plans which would increase the level of benefits from that presented. Non-objection to the Plans by the OTS shall not constitute approval or endorsement of the Plans by the OTS.

         Under OTS regulations, certain stock benefit plans established or implemented within one year following the completion of a mutual to stock conversion are required to contain certain restrictions and limitations, which are contained in the Plans. Specifically, the OTS regulations provide, among other provisions, that awards begin vesting no earlier than one year from the date the plans are approved by shareholders, shall not vest at a rate in excess of 20% per year and shall not provide for accelerated vesting except in the case of disability or death. Recently, the OTS has authorized the elimination of these provisions more than one year after an offering, provided that shareholder approval of such amendments to the plans is obtained. The Plans provide that in the event of termination of service following a change in control of the Company or retirement, vesting of awards would accelerate if, as of such date: (i) such treatment is either authorized or is not prohibited by applicable law and regulations, or (ii) amendments to the Plans providing for such treatment has been approved by the shareholders of the Company at a meeting of shareholders held more than one year after the consummation of the Offering. The Company currently plans to submit amendments to the Plans to shareholders at its first meeting of shareholders held one year after the Offering in order to remove these restrictions and to provide that new awards granted after such shareholder approval shall vest at the rate determined by the Board or the Committee at the time of grant and that both existing and new awards shall accelerate and vest upon termination of service to the Company upon retirement or following a change in control of the Company.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE 1999 STOCK OPTION PLAN.


                   PROPOSAL TO ADOPT THE 1999 RECOGNITION PLAN

GENERAL

         On February 25, 1999, the Board of Directors of the Company adopted the 1999 Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company and as an incentive to contribute to its success. Officers, key employees and directors of the Company and the Association who are selected by the Board of Directors of the Company or members of a committee appointed by the Board will be eligible to receive benefits under the 1999 Recognition Plan. If shareholder approval is obtained, shares will be granted to officers, key employees and directors as determined by the Committee or the Board of Directors.

DESCRIPTION OF THE 1999 RECOGNITION PLAN

         The following description of the 1999 Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the 1999 Recognition Plan, a copy of which is attached hereto as Appendix B.

         Administration. The Stock Benefits Committee of the Board of Directors of the Company will administer the 1999 Recognition Plan, the members of which are the non-employee directors of the Company. Messrs. Teed, Beaty, Cromwell, Griffin and Stevenson will also serve as trustees of the trust established pursuant to the 1999 Recognition Plan (the "Trust"). The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

         Upon shareholder approval of the 1999 Recognition Plan, the Company will contribute sufficient funds to the Trust so that the Trust can purchase a number of shares of Common Stock equal to 4% of the Common Stock sold in the Offering, or 218,826 shares. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although the Company reserves the right to issue previously unissued shares or treasury shares to the 1999 Recognition Plan. The issuance of new shares by the Company would be dilutive to the voting rights of existing shareholders and to the Company's book value per share and earnings per share.

         Grants. Shares of Common Stock granted pursuant to the 1999 Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all voting and other shareholder rights with respect to shares which have been earned and allocated under the 1999 Recognition Plan. In addition, recipients of shares of restricted stock that have been granted pursuant to the 1999 Recognition Plan that have not yet been earned and distributed (other than shares granted pursuant to Performance Share Awards (as defined below)) are entitled to direct the trustees of the Trust as to the voting of such shares on the recipients behalf. However, until such shares have been earned and allocated, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. Any cash dividends, stock dividends or returns of capital declared in respect of each share in the 1999 Recognition Plan (excluding Performance Share Awards) (whether declared before or after the applicable award was granted) held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the recipient on whose behalf such share is then held by the Trust. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Performance Share Award will be held by the Trust for the benefit of the recipient on whose behalf such Performance Share Award is then held by the Trust (whether declared before or after the applicable Performance Share Award was granted), and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the recipient as soon as practicable after the Performance Share Awards become earned.

         If a recipient terminates employment or service with the Company for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with the Company or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with the Company or any subsidiary and shall be distributed as soon as practicable thereafter. In addition, in the event that a recipient's employment or service with the Company or any subsidiary terminates due to retirement or following a change in control of the Company all shares subject to an award held by a recipient shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable thereafter, provided that as of the date of such retirement or change in control: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the 1999 Recognition Plan providing for such treatment has been approved by the shareholders of the Company at a meeting of shareholders held more than one year after the consummation of the 1998 Reorganization.

         Performance Share Awards. The 1999 Recognition Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any 1999 Recognition Plan award upon the achievement of performance targets or goals as set forth under the 1999 Recognition Plan. Any 1999 Recognition Plan award subject to such conditions or restrictions is considered to be a "Performance Share Award." Subject to the express provisions of the 1999

Recognition Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the 1999 Recognition Plan, as may be determined from time to time by the Committee. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code. Accordingly, the performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

         Subject to shareholder approval of the 1999 Recognition Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the Committee under the terms of the Performance Share
Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

         Federal Income Tax Consequences. Pursuant to Section 83 of the Code, recipients of 1999 Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a 1999 Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of 1999 Recognition Plan awards in the year in which such amounts are included in income.

         Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception:
(i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by shareholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

         The 1999 Recognition Plan has been designed to meet the requirements of
Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to Performance Share Awards granted under the 1999 Recognition Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         Accounting Treatment. For a discussion of SFAS No. 123, see "Proposal to Adopt the 1999 Stock Option Plan - Description of 1999 Stock Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the 1999 Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing the Company's compensation expense.

         Shareholder Approval. No shares will be granted under the 1999 Recognition Plan unless the 1999 Recognition Plan is approved by shareholders.

         Shares to be Granted. The Board of Directors of the Company adopted the 1999 Recognition Plan and the Committee established thereunder intends to grant shares to executive officers, key employees and non-employee directors of the Company and the Association. The 1999 Recognition Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the 1999 Recognition Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 25% of the number of shares available under the 1999 Recognition Plan. The initial grants shall be effective upon shareholder approval of the 1999 Recognition Plan. The following table sets forth certain information with respect to such grants.


    Name of Individual or Number of                                                    Number of Shares Subject to
           Persons in Group                              Title                                   Award
------------------------------------    ------------------------------------           ---------------------------
James B. Pittard, Jr.                   President and Chief Executive                            22,482
                                            Officer

Larry J. Baker                          Senior Vice President, Chief                             11,637
                                            Financial Officer and Treasurer

Cecil F. Howard, Jr.                    Senior Vice President                                     9,428

All executive officers as a group                                                                70,913
(six persons)

All non-employee directors as                                                                    54,705 (1)
   a group (five persons)

------------
(1)      Each non-employee director will receive a grant of 10,941 shares.

         The Committee also is considering making grants to certain non-executive officers and key employees of the Association.

         The terms of the stock awards initially granted to all recipients shall provide that they will be vested and exercisable 20% per year (subject with respect to Performance Share Awards, to the satisfaction of the performance target(s)) over a five-year period commencing on the first anniversary of the date of grant.

         Regulatory Requirements. For a discussion of OTS requirements related to the 1999 Recognition Plan see "Proposal to Adopt the 1999 Stock Option Plan - Description of the 1999 Stock Option Plan - Regulatory Requirements."

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE 1999 RECOGNITION PLAN.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company has appointed Crowe, Chizek and Company LLP, independent accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1999, and further directed that the selection of accountants be submitted for ratification by the shareholders at the Annual Meeting.

         The Company has been advised by Crowe, Chizek and Company LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients. Crowe, Chizek and Company LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         For the fiscal year ended December 31, 1997, the three months ended December 31, 1996 and the fiscal year ended September 30, 1996, the Mid-Tier Holding Company's (or, prior to December 31, 1997, the Association's) financial statements were audited by Deloitte & Touche LLP. The services of Deloitte & Touche LLP were discontinued in November 1997, such termination to be effective upon the release of the audit report for the year ended December 31, 1997 which release was deemed to be March 30, 1998. Crowe, Chizek and Company LLP was engaged in November 1997 to audit the financial statements for the fiscal year ended December 31, 1998. Subsequently, the Company requested that Crowe, Chizek & Company LLP reaudit the fiscal years ended December 31, 1997 and September 30, 1996 and the three months ended December 31, 1996. The decision to change auditors was approved by the Mid-Tier Holding Company's Board of Directors.

         For the fiscal year ended September 30, 1996, the three months ended December 31, 1996 and the fiscal year ended December 31, 1997 and up to the date of the discontinuation of services of Deloitte & Touche LLP, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. Furthermore, during such periods, Deloitte & Touche LLP did not advise the Mid-Tier Holding Company or the Association that: (a) the internal controls necessary to develop reliable financial statements did not exist; (b) information had come to its attention that had led it to no longer be able to rely on management's representations or be unwilling to be associated with the financial statements; (c) (1) the scope of the audit needed to be expanded significantly or that information had come to its attention that if further investigated might have (i) a material impact on the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may have prevented it from rendering an unqualified audit report on those financial statements), or (ii) caused it to be unwilling to rely on management's representations or to be associated with the financial statements, and (2) due to its replacement or for another reason, the issue was not resolved to its satisfaction prior to its replacement; or (d) (1)information had come to its attention that it concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, and (2) due to its replacement, or for any other reason, the issue was not resolved to its satisfaction prior to its replacement.

         During the two most recent fiscal years and the subsequent interim periods preceding the selection of Crowe, Chizek and Company LLP, the Mid-Tier Holding Company and the Association did not consult Crowe, Chizek and Company LLP regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Association's or the Mid-Tier Holding Company's financial statements or any other matters that would be required to be reported therein.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                              SHAREHOLDER PROPOSALS

         Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of shareholders of the Company, which is currently scheduled to be held in April 2000, must be received at the principal executive offices of the Company, 660 U.S. Highway One, North Palm Beach, Florida 33408, Attention: Deborah M. Rousseau, Vice President and Secretary, no later than December 30, 1999. If such proposal is in compliance with all applicable requirements, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.


                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1998 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE LIST OF EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO DEBORAH M. ROUSSEAU, VICE PRESIDENT AND SECRETARY, COMMUNITY SAVINGS BANKSHARES, INC., 660 U.S. HIGHWAY ONE, NORTH PALM BEACH, FLORIDA 33408. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company has retained Morrow & Co., Inc., a professional proxy solicitation firm to assist in the solicitation of proxies. Such firm will be paid a fee of $5,000 plus reimbursement for reasonable out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                    By Order of the Board of Directors


                                    /s/ DEBORAH M. ROUSSEAU
                                    ------------------------------------
                                    Deborah M. Rousseau
                                    Vice President and Secretary

                                                                      APPENDIX A


                       COMMUNITY SAVINGS BANKSHARES, INC.
                             1999 STOCK OPTION PLAN

                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

         Community Savings Bankshares, Inc. (the "Corporation") hereby establishes this 1999 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.

                                   ARTICLE III
                                   DEFINITIONS

         3.01 "Association" means Community Savings, F. A., a wholly owned subsidiary of the Corporation.

         3.02 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

         3.03     "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. ss.574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. ss.574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of
Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or (iv) during any period three consecutive years during the term of an Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least two-thirds thereof of unless the election, or the nomination for election by shareholders, of each new director was approved by a vote of at least majority of the directors then still in office who were directors at the beginning of the period. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.05     "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto and within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

         3.07 "Common Stock" means shares of common stock, par value $1.00 per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the Federal Social Security System.

         3.09 "Effective Date" means the day upon which the Board approves this Plan.

         3.10 "Employee" means any person who is employed by the Corporation, the Association or any Subsidiary Company, or is an Officer of the Corporation, the Association or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Association or any Subsidiary Company.

         3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

         3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.14 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Association or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation and/or the Association, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

         3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.16 "Offering" means the subscription and community offering of Common Stock to the public (but not the exchange offer to former shareholders of the Association) in connection with the reorganization of the Association from the mid-tier mutual holding company structure to the stock holding company structure.

         3.17 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.18 "Option" means a right granted under this Plan to purchase Common Stock.

         3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.20 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Association or any successor thereto (including service as a director emeritus) after attaining the age of 65.

         3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Board or the Committee in accordance with Section 8.10.

         3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Association, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.01 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, (iii) establish the method and arrangements by which an optionee may defer the recognition of income upon the exercise of a Non-Qualified Option or Stock Appreciation Right pursuant to Article XIII hereof, and (iv) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

         4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 REVOCATION FOR MISCONDUCT. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation and Bylaws or the Association's Charter and Bylaws shall terminate as of the effective date of such removal.

         4.04 LIMITATION ON LIABILITY. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or any Awards granted hereunder. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                   ELIGIBILITY

         Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Awards of Non-Qualified Options pursuant to this Plan.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

         6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 547,065, which is equal to 10% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time (provided that Stock Appreciation Rights and the related Options shall be deemed to be a single Award), but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan. During the time this Plan remains in effect, grants to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively, and Awards made to Non-Employee Directors in the aggregate may not exceed 25% of the number of shares available under this Plan, in each case subject to adjustment as provided in Article IX.

         6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

         The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees) and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.


                                  ARTICLE VIII
                      OPTIONS AND STOCK APPRECIATION RIGHTS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

         8.02     OPTION EXERCISE PRICE.

                  (A) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

                  (B) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

         8.03     VESTING AND EXERCISE OF OPTIONS.

                  (A) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant with an additional 20% vesting on each successive annual anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Sections 8.03(b) and 8.03(c) hereof, no Option granted to an Employee or a Non-Employee Director shall continue to vest on or after the date the Employee's employment or the Non-Employee Director's service with the Corporation and all Subsidiary Companies (or any successor companies) is terminated for any reason other than his death or Disability. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and deemed vested on the fifth annual anniversary of the date of grant.

                  (B) ACCELERATED VESTING. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-

Employee Director because of his death or Disability. All Options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Corporation due to Retirement if as of the date of such Retirement (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by the shareholders of the Corporation at a meeting of shareholders held more than one year after the consummation of the Offering. In addition, all Options hereunder shall become immediately vested and exercisable in full as of the effective date of a Change in Control of the Corporation if as of the date of such Change in Control of the Corporation (i) such treatment is either authorized or is not prohibited by applicable laws and regulations or (ii) an amendment to the Plan providing for such treatment has been approved by the shareholders of the Corporation at a meeting of shareholders held more than one year after consummation of the Offering.

                  (C) CONTINUED VESTING AFTER A CHANGE IN CONTROL. If a Change in Control of the Corporation occurs and the vesting of outstanding Options is not accelerated pursuant to Section 8.03(b) hereof, the outstanding Options shall continue to vest in accordance with their terms for as long as the Optionee remains either an Employee or a Non-Employee Director of the Corporation or any Subsidiary Company (or any successor companies), including Options initially granted to an Employee who subsequently becomes a director, advisory director or director emeritus of the Corporation or any Subsidiary Company (or any successor companies).

         8.04     DURATION OF OPTIONS.

                  (A) GENERAL RULE. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment to a period not exceeding five (5) years.

         Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

                  (B) EXCEPTIONS. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

         Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

         If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

         In no event, however, shall any Option be exercisable more than ten
(10) years from the date it was granted.

         8.05 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds vested Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this
Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.06 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.07 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of such Option shall be made to the Corporation upon exercise of such Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

         8.08 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.09 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

                  (A) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

                  (B) LIMITATION ON TEN PERCENT SHAREHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under
Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

                  (C) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this
Section 8.09(c).

         8.10     STOCK APPRECIATION RIGHTS.

                  (A) GENERAL TERMS AND CONDITIONS. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (each such right being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

         The terms and conditions with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

                  (B) TIME LIMITATIONS. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

                  (C) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

                  (D) TIME OF GRANT. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

                  (E) NON-TRANSFERABLE. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee, each Non-Employee Director and all Non-Employee Directors as a group, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary herein and to the extent permitted by applicable laws and regulations and interpretations thereof, the exercise price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment by the Corporation of a special cash dividend or return of capital in an amount per share which exceeds 10% of the Fair Market Value of a share of Common Stock as of the date of declaration, provided that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted hereunder, then no adjustment to the per share exercise price of outstanding Incentive Stock Options shall be made.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

                                   ARTICLE XI
                          EMPLOYMENT AND SERVICE RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

         12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

         12.02 METHODS OF TAX WITHHOLDING. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

                                  ARTICLE XIII
                                DEFERRED PAYMENTS

         13.01 DEFERRAL OF OPTIONS AND STOCK APPRECIATION RIGHTS. Notwithstanding any other provision of this Plan, any Optionee may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the recognition of ordinary income resulting from the exercise of any NonQualified Option not transferred under the provisions of Section 8.05 hereof and of any Stock Appreciation Rights.

         13.02 TIMING OF ELECTION. The election to defer the recognition of ordinary income resulting from the exercise of any eligible Non-Qualified Option or Stock Appreciation Right must be made at least six (6) months prior to the date such Option or Stock Appreciation Right is exercised or at such other time as the Committee may specify. Deferrals of eligible Non-Qualified Options or Stock Appreciation Rights shall only be allowed for exercises of Options and Stock Appreciation Rights that occur while the Participant is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the ordinary income resulting from the exercise of an eligible NonQualified Option or Stock Appreciation Right shall be irrevocable as long as the Optionee remains an Employee or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

         13.03 STOCK OPTION DEFERRAL. The deferral of the ordinary income resulting from the exercise of NonQualified Options may be elected by an Optionee subject to the rules and regulations established by the Committee. The income resulting from such an exercise shall be credited to a deferred stock option account established for the Optionee (which may be part of an existing deferred compensation trust account). The income shall be credited to the deferred stock option account as a number of deferred shares or share units equivalent in value to such income. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock. Deferred share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Optionee's termination of employment or service as a director or at such other date(s), as may be approved by the Committee, over a period of no more than ten (10) years.

         13.04 STOCK APPRECIATION RIGHT DEFERRAL. The deferral of the ordinary income resulting from the exercise of Stock Appreciation Rights may be made by an Optionee subject to the rules and regulations established by the Committee. Upon exercise, the Committee will credit the Optionee's deferred stock option account with a number of deferred shares or share units equivalent in value to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the Exercise Price of the Stock Appreciation Right multiplied by the number of shares exercised. Deferred shares or share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock. Deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred shares or share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Participant's termination of employment or service as a director or at such other date(s), as may be approved by the Committee, over a period of no more than ten (10) years.

         13.05 ACCELERATED DISTRIBUTIONS. The Committee may, at its sole discretion, allow for the early payment of an Optionee's deferred stock option account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Optionee. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Optionee that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock option deferral accounts to be distributed when continuing the program is no longer in the best interest of the Corporation or one of its Subsidiary Companies.

         13.06 ASSIGNABILITY. No rights to deferred stock option accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an Optionee may designate a beneficiary pursuant to any rules established by the Committee.

         13.07 UNFUNDED STATUS. No Optionee or other person shall have any interest in any fund or in any specific asset of the Corporation or one of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Optionee or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Article XIII of the Plan; provided, however, that no Optionee or other person shall have any interest in such reserve, trust or investment.

                                   ARTICLE XIV
                        EFFECTIVE DATE OF THE PLAN; TERM

         14.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by shareholders of the Corporation and no later than the termination of the Plan, provided that this Plan is approved by s of the Corporation pursuant to Article XV hereof.

         14.02 TERM OF THE PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XV
                              SHAREHOLDER APPROVAL

         The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq Stock Market, and (iv) the regulations of the Office of Thrift Supervision.

                                   ARTICLE XVI
                                  MISCELLANEOUS

         16.01 GOVERNING LAW. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Delaware.

         16.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B

                       COMMUNITY SAVINGS BANKSHARES, INC.
             1999 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Community Savings Bankshares, Inc. (the "Corporation") hereby establishes the 1999 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1999 Recognition and Retention Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and its Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

                                   ARTICLE III
                                   DEFINITIONS

         The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

         3.01 "Association" means Community Savings, F. A., a wholly owned subsidiary of the Corporation.

         3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.03     "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. ss.574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. ss.574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of
Schedule 14A of Regulation 14A pursuant to the Exchange Act or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or (iv) during any period of three consecutive years during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least two-thirds thereof unless the election, or the nomination for election by shareholders, of each new director was approved by a vote of at least majority of the directors then still in office who were directors at the beginning of the period. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.05     "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means the committee appointed by the Board pursuant to Article IV hereof.

         3.07 "Common Stock" means shares of common stock, par value $1.00 per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or, if no such plan applies, which would qualify such individual for disability benefits under the Federal Social Security System.

         3.09 "Effective Date" means the day upon which the Board approves this Plan.

         3.10 "Employee" means any person who is employed by the Corporation, the Association, or any Subsidiary Company, or is an Officer of the Corporation, the Association, or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Association or a Subsidiary Company.

         3.11 "Employer Group" means the Corporation and any Subsidiary which, with the consent of the Board, agrees to participate in the Plan.

         3.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.13 "Non-Employee Director" means a member of the Board of the Corporation or the Board of Directors of the Association or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation and/or the Association (or any successor company), who is not an Officer or Employee of the Corporation, the Association or any Subsidiary Company.

         3.14 "Offering" means the subscription and community offering of Common Stock to the public (but not the exchange offer to former shareholders of the Association) in connection with the reorganization of the Association from the mid-tier mutual holding company structure to the stock holding company structure.

         3.15 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.16 "Performance Share Award" means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

         3.17 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee with respect to any of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance-based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

                           (i) net income, as adjusted for non-recurring items;
                           (ii)     cash earnings;
                           (iii)    earnings per share;
                           (iv)     cash earnings per share;

                           (v)     return on average equity;
                           (vi)    return on average assets;
                           (vii)   asset quality;
                           (viii)  stock price;
                           (ix)    total shareholder return;
                           (x)     capital;
                           (xi)    net interest income;
                           (xii)   market share;
                           (xiii)  cost control or efficiency ratio; and
                           (xiv)   asset growth.

         3.18 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

         3.19 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII, and includes Performance Share Awards.

         3.20 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

         3.21 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Bank or any successor thereto (including service as a director emeritus) after attaining the age of 65.

         3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Association, which meet the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

         3.23 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

         4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.

         4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.04 COMPLIANCE WITH LAWS AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

         4.05 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                  CONTRIBUTIONS

         5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

         5.02     INVESTMENT OF TRUST ASSETS; NUMBER OF PLAN SHARES. Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 218,826 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 25% of the number of shares available under this Plan, in each case subject to adjustment as provided in Section 10.01 hereof.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

         6.01 AWARDS. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees and Non-Employee Directors to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

         6.02 FORM OF ALLOCATION. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee makes such determination with respect to an Award shall be considered the date of grant of the Plan Share Award or the Performance Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

         6.03 ALLOCATIONS NOT REQUIRED TO ANY SPECIFIC EMPLOYEE OR NON-EMPLOYEE DIRECTOR. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, as the granting of Awards is subject to the total discretion of the Board or the Committee.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     EARNING PLAN SHARES; FORFEITURES.

                  (a) GENERAL RULES. Subject to the terms hereof, Plan Share Awards granted shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with the first 20% to vest on the one-year anniversary of the date of grant. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth
(5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the fifth annual anniversary of the date of grant.

                  (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY OR RETIREMENT. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur in the event of Disability if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. All Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director terminates due to Retirement shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter if as of the date of such Retirement (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) such provision has been approved by shareholders of the Corporation at a meeting of shareholders held more than one
(1) year after the consummation of the Offering.

                  (c) EXCEPTION FOR A CHANGE IN CONTROL OF THE CORPORATION. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned as of the effective date of a Change in Control of the Corporation if, as of the date of such Change in Control of the Corporation (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by stockholders of the Corporation at a meeting of shareholders held more than one
(1) year after the consummation of the Offering. If a Change in Control of the Corporation occurs and the vesting of outstanding Awards is not accelerated pursuant to the preceding sentence, the outstanding Awards shall continue to vest in accordance with their terms for as long as the Recipient remains either an Employee or a Non-Employee Director of the Corporation or any Subsidiary Company (or any successor companies), including Awards initially granted to an Employee who subsequently becomes a director, advisory director or director emeritus of the Corporation or any Subsidiary Company (or any successor companies).

                  (d) REVOCATION FOR MISCONDUCT. Notwithstanding anything in this Plan to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award or Performance Share Award or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary Company for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation and Bylaws or the Association's Charter and Bylaws shall terminate as of the effective date of such removal.

         7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends, stock dividends or returns of capital declared in respect of each Plan Share (excluding Performance Share Awards) (whether declared before or after the applicable Award was granted) held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Performance Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Performance Share Award is then held by the Trust (whether declared before or after the applicable Performance Share Award was granted), and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Performance Share Awards become earned.

         7.03     DISTRIBUTION OF PLAN SHARES.

                  (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Subject to the provisions of Sections 7.03(b) and 7.05 hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

                  (b) TIMING: EXCEPTION FOR 10% SHAREHOLDERS. Notwithstanding Section 7.03(a) above, no Plan Shares may be distributed prior to the date which is five years from the date of consummation of the Association's reorganization from the mid-tier mutual holding company structure to the stock holding company structure to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such Shares own in excess of 10% of the issued and outstanding shares of Common Stock, unless specifically approved by two-thirds of the Board. Any Plan Shares remaining undistributed solely by reason of the operation of this Section 7.03(b) shall be distributed to the Recipient or his Beneficiary on the date which is five years from the date of consummation of the Association's reorganization from the mid-tier mutual holding company structure to the stock holding company structure to stock form.

                  (c) FORM OF DISTRIBUTIONS. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends or returns of capital shall be made in cash.

                  (d) WITHHOLDING. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

                  (e) RESTRICTIONS ON SELLING OF PLAN SHARES. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

         7.04 VOTING OF PLAN SHARES. After a Plan Share Award (other than a Performance Share Award) has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award, shares subject to Performance Share Awards which have not yet vested and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

         7.05     PERFORMANCE SHARE AWARDS

                  (a) DESIGNATION OF PERFORMANCE SHARE AWARDS. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code.

                  (b) TIMING OF GRANTS. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

                  (c) RESTRICTIONS ON GRANTS. Nothing contained in this Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

                  (d) RIGHTS OF RECIPIENTS. Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

                  (e) TRANSFERABILITY. A Participant's interest in a Performance Share Award may not be sold, assigned, transferred, pledged, or otherwise encumbered.

                  (f) DISTRIBUTION. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

                                  ARTICLE VIII
                                      TRUST

         8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

                  (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued or treasury shares.

                  (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

                  (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

                  (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                  (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

                  (f) To employ brokers, agents, custodians, consultants and accountants.

                  (g) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

                  (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

         8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

         8.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to the Trustee's gross negligence or willful misconduct.

                                   ARTICLE IX
                                DEFERRED PAYMENTS

         9.01 DEFERRAL OF PLAN SHARES. Notwithstanding any other provision of this Plan, any Recipient may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the receipt of Plan Shares subject to Awards granted hereunder.

         9.02 TIMING OF ELECTION. The election to defer the receipt of any Plan Shares must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Plan Shares. Deferrals of eligible Plan Shares shall only be allowed for those Plan Shares scheduled to vest while the Recipient is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the receipt of eligible Plan Shares shall be irrevocable as long as the Recipient remains an Employee or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

         9.03 PLAN SHARE AWARD DEFERRAL. The deferral of Plan Shares may be elected by a Recipient subject to the rules and regulations established by the Committee. Upon the vesting of such Plan Shares, the Committee shall credit to a deferred stock award account established for the Recipient (which may be part of an existing deferred compensation trust account) a number of deferred shares or share units equivalent in value to the number of deferred Plan Shares multiplied by the Fair Market Value of the Common Stock. Deferred shares or share units shall be valued at the Fair Market Value on the date the deferred Plan Shares vest. Subsequent to the lapsing of all restrictions, the deferred shares or share units shall be valued at the Fair Market Value of the Common Stock. Deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Recipient's termination of employment or service as a director or at such other date(s), as may be approved by the Committee, over a period of no more than ten (10) years.

         9.04 ACCELERATED DISTRIBUTIONS. The Committee may, at its sole discretion, allow for the early payment of an Recipient's deferred stock award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Recipient. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Recipient that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock award accounts to be distributed when continuing the program is no longer in the best interest of the Corporation or one of its Subsidiary Companies.

         9.05 ASSIGNABILITY. No rights to deferred stock award accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that a Recipient may designate a beneficiary pursuant to any rules established by the Committee.

         9.06 UNFUNDED STATUS. No Recipient or other person shall have any interest in any fund or in any specific asset of the Corporation or one of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Recipient or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Article IX of the Plan; provided, however, that no Recipient or other person shall have any interest in such reserve, trust or investment.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, each recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

         10.02 AMENDMENT AND TERMINATION OF THE PLAN. The Board may, by resolution, at any time amend or terminate the Plan and the Trust, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair any Plan Share Award previously granted under this Plan except as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they
(a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

         10.03 NONTRANSFERABLE. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section
6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

         10.04 EMPLOYMENT OR SERVICE RIGHTS. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

         10.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

         10.06 GOVERNING LAW. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Delaware.

         10.07 EFFECTIVE DATE. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the stockholders of the Corporation and no later than the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation's stockholders.

         10.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (1) ten (10) years from the Effective Date, (2) termination by the Board, or (3) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

         10.09 TAX STATUS OF THE TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and its corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 25th day of February 1999.

                                    COMMUNITY SAVINGS BANKSHARES, INC.


                                    By: /s/ James B. Pittard. Jr.
                                        ---------------------------------------
                                        James B. Pittard, Jr.,
                                        President and Chief Executive Officer


ATTEST:                             TRUSTEES:


/s/ Deborah M. Rousseau             /s/ Frederick A. Teed
-------------------------------     -------------------------------------------
Deborah M. Rousseau                 Frederick A. Teed
Secretary

                                    /s/ Forest C. Beaty
                                    -------------------------------------------
                                    Forest C. Beaty


                                    /s/ Robert F. Cromwell
                                    -------------------------------------------
                                    Robert F. Cromwell


                                    /s/ Karl D. Griffin
                                    -------------------------------------------
                                    Karl D. Griffin


                                    /s/ Harold I. Stevenson
                                    -------------------------------------------
                                    Harold I. Stevenson

                (Community Savings Bankshares, Inc. Logo)

                                                                Please mark
                                                                  Your vote [X]
                                                                  like this

     THE BOARD OF DIRECTORIES RECOMMENDS A VOTE FOR PROPOSALS 1,2,3, AND 4

                                                                                                             FOR   AGAINST   ABSTAIN
Proposal 1 - Election  of Directors                             Proposal 3 - Approval of 1999 Recognition    [ ]     [ ]       [ ]
                                                                             Plan

01 James B. Pittard, Jr.                      WITHHOLD
02 Robert F. Cromwell                  FOR    FOR ALL           Proposal 4 - Ratification of Appointment of
                                       [ ]      [ ]                          Independent Auditors            [ ]     [ ]        [ ]
WITHHOLD FOR: (Write nominee's name
in the space below):
                                                                                                             YES     NO
____________________________________                                         WILL ATTEND MEETING             [ ]     [ ]
                                       FOR    AGAINST   ABSTAIN
Proposal 2 - Approval of 1999 Stock    [ ]      [ ]       [ ]                   This proxy will be voted as directed, but if no
             Option Plan                                                        instruction are specified, this Proxy will be voted
                                                                                FOR Proposals 1, 2, 3 and 4 and otherwise at the
                                                                                discretion of the proxy holders.

                                                                                The undersigned hereby acknowledges receipt of
                                                                                notice of the Annual Meeting of Shareholders of
                                                                                Community Savings Bankshares, Inc., called for
                                                                                June 18, 1999 and the accompanying Proxy Statement
                                                                                and other materials prior to the signing of this
                                                                                Proxy.

Signature                                             Title                                                Date
         _____________________________________________     ________________________________________________    __________________

Please sign exactly as your name appears on the stock certificate(s). Where stock is issued in two or more names, only one need sign. If signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix its seal. A partnership should sign in the partnership name by an authorized person.

--------------------------------------------------------------------------------
               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -

                               VOTE BY TELEPHONE
                      - QUICK * * * EASY * * * IMMEDIATE -

           YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 HOURS A DAY-7 DAYS A WEEK

    There is NO CHARGE to you for this call. - Have your proxy card in hand.

    You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

--------------------------------------------------------------------------------
OPTION 1: To vote as the Board of Directors Recommends for ALL proposals press 1
--------------------------------------------------------------------------------

                   When asked, please confirm by Pressing 1.

--------------------------------------------------------------------------------
OPTION 2: If you choose to vote on each Proposal separately, press 0. You will hear these instructions.
--------------------------------------------------------------------------------
Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
             To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.

Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN,
             Press 0

                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

           The instructions are the same for all remaining proposals.

                                       OR

2. TO VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

 NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.
                             THANK YOU FOR VOTING.

REVOCABLE PROXY

                      1999 ANNUAL MEETING OF SHAREHOLDERS

                      COMMUNITY SAVINGS BANKSHARES, INC.
                             660 U.S. Highway One
                        North Palm Beach, Florida 33408

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, being a shareholder of Community Savings Bankshares, Inc. (the "Company") as of April 20, 1999, hereby authorizes the Board of the Company, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the Annual Meeting of Shareholders to be held at The Embassy Suites PGA, 4350 PGA Boulevard, Palm Beach Gardens, Florida, on Friday, June 18, 1999, at 1:30 p.m. Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth on the reverse hereof.


                          -- FOLD AND DETACH HERE --

         EMBASSY
        SUITES(R)

      4350 PGA Blvd.                                [ROAD MAP]
Palm Beach Gardens, FL 33410
  Telephone 561-622-1000


Location Conveniently located at Interstate 95 exit 57B PGA Blvd. west, just 1 mile from the Florida Turnpike exit 109.